Exhibit 10.5

FORM OF

INSTRUCTIONS FOR LETTER OF TRANSMITTAL
FOR SHAREHOLDERS AND WARRANT HOLDERS (“HOLDERS”)
OF BORQS INTERNATIONAL HOLDING CORP (THE “COMPANY”)

1.	Delivery of Letter of Transmittal, Exhibits and Certificates. The Letter of Transmittal, together with the exhibits attached thereto, properly completed and duly executed, together with the certificate(s) for the securities described, should be delivered to the Company at the address below in the envelope enclosed for your convenience. If the space provided on the Letter of Transmittal is inadequate, the applicable information should be listed on a separate schedule to be attached thereto.

THE METHOD OF DELIVERY OF ALL REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. DELIVERY OF THE DOCUMENTS WILL BE EFFECTIVE, AND RISK OF LOSS AND TITLE WITH RESPECT THERETO SHALL PASS, ONLY WHEN THE MATERIALS ARE ACTUALLY RECEIVED BY THE COMPANY AT THE ADDRESS BELOW.

2.	Signatures.

a.	If the Letter of Transmittal is signed by the registered owner(s) of the share certificate(s) listed and surrendered thereby, no endorsements of certificates or separate stock powers are required. If the Letter of Transmittal is signed by the original recipient of the warrants to be surrendered, no evidence of transfer is required. If the certificate(s) or warrants surrendered is (are) owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

b.	If, with respect to any surrendered certificate(s), the Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed or its duly authorized representative (as confirmed by proper evidence satisfactory to the Company and to Pacific Special Acquisition Corp. (the “Purchaser”)), such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such Letters of Transmittal and such certificates or stock powers must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP (an “Eligible Institution”).

c.	If, with respect to any warrant(s), the Letter of Transmittal is signed by a person other than the person to whom such warrants were issued or its duly authorized representative (as confirmed by proper evidence satisfactory to the Company and the Purchaser), such warrants must be accompanied by appropriate evidence of transfer, signed exactly as the name or names of the person indicated in such warrants. Signatures on such Letters of Transmittal and evidence of transfer must be guaranteed by an Eligible Institution.

d.	If the Letter of Transmittal or any certificate, warrant, stock power or other exhibit to the Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or other entities or others, acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to the Company and the Purchaser, of their authority to do so must be submitted.

3.	Special Payment and Delivery Instructions. Indicate on the Letter of Transmittal all names and addresses to which consideration for the securities is to be issued and the amounts thereto, if different from the name and address of the person(s) signing the Letter of Transmittal. Signatures on such Letters of Transmittal must be guaranteed by an Eligible Institution.

4.	Form W-8/W-9. If you are a U.S. person, please enter your social security or employer identification number, and complete, sign and date the attached Form W-9. If you are a non-U.S. person, you must provide a properly completed and executed Internal Revenue Service Form W-8BEN or other Form W-8, which you can obtain from the Company by contacting the designated person below.

5.	Additional Copies. Additional copies of the Letter of Transmittal may be obtained from the Company at the address listed below.

6.	Lost, Stolen or Destroyed Certificates and Warrant. If any share certificates or warrants have been lost, stolen or destroyed, please so indicate on the front of the Letter of Transmittal, and additional paperwork will be sent to you to replace the lost, stolen or destroyed certificates or warrants, as applicable.

All questions as to the validity, form and eligibility of any surrender of certificates or warrants will be determined by the Company and the Purchaser, and such determination shall be final and binding on each Holder. The Company and the Purchaser reserve the right to together waive any irregularities or defects in the surrender of any certificates or warrants. A surrender will not be deemed to have been made until all irregularities have been cured or waived. Neither the Company nor the Purchaser is under any obligation to waive or to provide any notification of any irregularities or defects in the surrender of any certificates or warrants, nor shall the Company or the Purchaser be liable for any failure to give such notification.

All documentation and requests should be sent to the Company at the following address:

Borqs International Holding Corp.
Tower A, Building B23
Universal Business Park
No. 10 Jiuxiangqiao Road
Chaoyang District, Beijing 100015, China
Attention: Pat Chan
Facsimile No.: 86-10-5975-6363
Telephone No: 86-10-5975-6336
Email: pat.chan@borqs.com

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Method of delivery of the certificate(s) is at the option and risk of the Holder. See Instruction 1.

All Holders, please mail or deliver each of the following:

☐	An original of this Letter of Transmittal, duly executed by Holder

☐	An original of the Lock-Up Agreement, duly executed by Holder, the form of which is attached as Exhibit A

☐	An original of the Registration Rights Agreement, duly executed by Holder, the form of which is attached as Exhibit B

☐	A completed and executed IRS Form W-9 or Form W-8BEN (or Other Form W-8), as applicable, the form of which is attached as Exhibit C.

If you are a holder of Company shares, please also mail the following:

☐	The certificate(s) representing your Company shares

☐	If required, as described in the instructions, an original stock power, duly executed by Holder, the form of which is attached as Exhibit D

If you are a holder of Company warrants, please also mail the following:

☐	All agreements for your Company warrants

Please return all documents to the Company using the address set forth in the instructions.

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LETTER OF TRANSMITTAL

To Exchange Securities of Borqs International Holding Corp Pursuant to the Merger of Borqs International Holding Corp and PAAC Merger Subsidiary Limited.

This letter of transmittal (this “Letter of Transmittal”) is being furnished in connection with the merger of PAAC Merger Subsidiary Limited, a Cayman Islands company (“Merger Sub”) and a wholly-owned subsidiary of Pacific Special Acquisition Corp., a British Virgin Islands company (the “Purchaser”), with and into Borqs International Holding Corp, a Cayman Islands company (the “Company”), pursuant to the Merger Agreement, dated as of December 27, 2016 (as amended, the “Merger Agreement”), by and among (i) the Purchaser, (ii) Merger Sub, (iii) Zhengqi International Holding Limited, a British Virgin Islands company, in the capacity thereunder as the Purchaser Representative (the “Purchaser Representative”), (iv) Zhengdong Zou, in the capacity thereunder as the Seller Representative (the “Seller Representative”), (v) the Company and (vi) solely for limited purposes thereof, Zhengqi International Holding Limited, a British Virgin Islands company. Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company with the Company surviving the Merger as a wholly-owned subsidiary of the Purchaser (the “Merger”). At the effective time of the Merger (the “Effective Time”), each issued and outstanding (a) share in the capital of the Company (other than shares in respect of which dissenters or appraisal rights have been properly exercised and perfected under Cayman law and shares held in treasury) (each, a “Company Share”) will be cancelled and cease to exist in exchange for the right to receive ordinary shares of the Purchaser (the “Merger Consideration Shares”), (b) warrant to acquire shares in the capital of the Company (each, a “Company Warrant”) shall be cancelled, retired and terminated in exchange for the right to receive from the Purchaser a new warrant for ordinary shares of the Purchaser with its price and number of shares equitably adjusted based on the conversion of the Company Shares into the Merger Consideration shares, but with terms otherwise the same as the Purchaser’s publicly traded warrants (the “Replacement Purchaser Warrants”), and (c) option to acquire shares in the capital of the Company (each, a “Company Option”) (whether vested or unvested) shall be assumed by Purchaser and automatically converted into an option to acquire ordinary shares of the Purchaser, with its price and number of shares equitably adjusted based on the conversion of the Company Shares into the Merger Consideration Shares. Any capitalized term used but not defined in this Letter of Transmittal will have the meaning ascribed to such term in the Merger Agreement.

The undersigned holder (“Holder”) of Company Shares and/or Company Warrants understands that this Letter of Transmittal is being provided to both the Company and the Purchaser in connection with, and as a condition to the consummation of the Merger, and that the Company and the Purchaser are consummating the Merger and the other transactions contemplated by the Merger Agreement in reliance upon the representations, warranties, covenants and agreements of Holder set forth in this Letter of Transmittal.

IN ADDITION, HOLDER HAS READ, UNDERSTANDS AND AGREES TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN THE MERGER AGREEMENT, THE ANCILLARY DOCUMENTS TO WHICH THE HOLDER IS BOUND, THE MATERIALS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS BEFORE COMPLETING ANY OF THE INFORMATION BELOW.

Please read carefully this entire Letter of Transmittal and the accompanying instructions before completing any of the boxes below.

1. Representations and Warranties of Holder. Holder hereby represents, warrants and covenants to the Company and the Purchaser as follows as of the date of this Letter of Transmittal and as of the Effective Time:

(a) Ownership of Securities. All of the Company Shares and Company Warrants owned by Holder, including without limitation the number, type, class and series thereof, are set forth and accurately described in Schedule 1 below (the “Holder Company Securities”). Holder has beneficial ownership over, is the lawful owner of, and has good and valid title to, the Holder Company Securities, free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever (other than those imposed by applicable securities laws or the Company’s organizational documents, as in effect on the date hereof, or any applicable Voting Agreement entered into by Holder with the Company and the Purchaser in connection with the Merger Agreement). There are no claims for finder’s fees or brokerage commission or other like payments in connection with the Merger Agreement or the transactions contemplated thereby payable by Holder pursuant to arrangements made by such Holder. Except for the Holder Company Securities set forth on Schedule 1 and any Company Options, Holder is not a beneficial owner or record holder of any: (i) equity securities of the Company, (ii) securities of the Company having the right to vote on any matters on which the holders of equity securities of the Company may vote, or (iii) options, warrants or other rights to acquire from the Company any equity securities or securities convertible into or exchangeable for equity securities of the Company.

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(b) Binding Agreement. Holder (i) if a natural person, is of legal age to execute this Letter of Transmittal and each of the Exhibits hereto, including the Lock-Up Agreement and the Registration Rights Agreement, and any other document required by this Letter of Transmittal (collectively with the Letter of Transmittal, the “Transmittal Documents”), and is legally competent to do so and (ii) if not a natural person, is (A) a corporation or other entity duly organized and validly existing under the laws of the jurisdiction of its organization and (B) has all necessary power and authority to execute and deliver the Transmittal Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. If Holder is not a natural person, the execution and delivery of the Transmittal Documents, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby by Holder has been duly authorized by all necessary corporate or similar action on the part of Holder. This Letter of Transmittal and each other Transmittal Document, assuming due authorization, execution and delivery hereof by the other parties hereto and thereto, constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

(c) No Conflicts. No filing with, or notification to, any governmental authority, and no consent, approval, authorization or permit of any other person or entity is necessary for the execution of this Letter of Transmittal or any other Transmittal Document by Holder, the performance of its obligations hereunder or thereunder or the consummation by it of the transactions contemplated hereby or thereby. None of the execution and delivery of this Letter of Transmittal or any other Transmittal Document by Holder, the performance of its obligations hereunder or thereunder or the consummation by it of the transactions contemplated hereby or thereby will (i) conflict with or result in any breach of the organizational documents of Holder, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any contract or obligation to which Holder is a party or by which Holder or any of the Company Shares or Company Warrants or its other assets may be bound, or (iii) violate any applicable law or order, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair in any material respect Holder’s ability to perform its obligations under this Letter of Transmittal or the other Transmittal Documents. Holder has not entered into any agreement or knowingly taken any action (nor will enter into any agreement or knowingly take any action) that would make any representation or warranty of Holder contained in this Letter of Transmittal untrue or incorrect in any material respect or have the effect of preventing Holder from performing any of its material obligations under this Letter of Transmittal or any Transmittal Document.

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(d) Investment Representations. Holder: (i) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”); (ii) is acquiring its portion of the Merger Consideration Shares and/or Replacement Purchaser Warrants, and/or the Purchaser Ordinary Shares underlying each such Replacement Purchaser Warrant (collectively, the “Purchaser Securities”) for itself for investment purposes only, and not with a view towards any resale or distribution of such Purchaser Securities; (iii) has been advised and understands that the Purchaser Securities (A) are being issued in reliance upon one or more exemptions from the registration requirements of the Securities Act and any applicable state securities laws, (B) have not been and shall not be registered under the Securities Act or any applicable state securities laws and, therefore, must be held indefinitely and cannot be resold unless such Purchaser Securities are registered under the Securities Act and all applicable state securities laws, unless exemptions from registration are available and (C) will be subject to additional restrictions on transfer pursuant to the Lock-Up Agreement; (iv) is aware that an investment in the Purchaser is a speculative investment and is subject to the risk of complete loss; and (v) acknowledges that the Purchaser is under no obligation hereunder to register the Purchaser Securities under the Securities Act (except as may be set forth in the Registration Rights Agreement). Holder does not have any contract with any person or entity to sell, transfer, or grant participations to such person or entity, or to any third person or entity, with respect to the Purchaser Securities. By reason of Holder’s business or financial experience, or by reason of the business or financial experience of Holder’s “purchaser representatives” (as that term is defined in Rule 501(h) under the Securities Act), Holder is capable of evaluating the risks and merits of an investment in Purchaser and of protecting its interests in connection with this investment. Holder has carefully read and understands all materials provided by or on behalf of Purchaser or its affiliates or the managers, directors, officers, employees, agents or advisors of Purchaser or its affiliates (collectively, “Purchaser’s Representatives”) to Holder or its affiliates or the managers, directors, officers, employees, agents or advisors of Holder or its affiliates (collectively, “Holder’s Representatives”) pertaining to an investment in the Purchaser and has consulted, as Holder has deemed advisable, with its own attorneys, accountants or investment advisors with respect to the investment contemplated hereby and its suitability for Holder. Holder acknowledges that the Purchaser Securities are subject to dilution for events not under the control of Holder. Holder has completed its independent inquiry and has relied fully upon the advice of its own legal counsel, accountant, financial and other Holder’s Representatives in determining the legal, tax, financial and other consequences of the Merger Agreement and the Transmittal Documents and the transactions contemplated hereby and thereby and the suitability of the foregoing for Holder and its particular circumstances, and has not relied upon any representations or advice by Purchaser or Purchaser’s Representatives. Holder acknowledges and agrees that no representations or warranties have been made by Purchaser or any Purchaser’s Representatives to Holder, and that Holder has not been guaranteed or represented to by any person or entity, (i) any specific amount or the event of the distribution of any cash, property or other interest in Purchaser or (ii) the profitability or value of the Purchaser Securities in any manner whatsoever. Holder: (A) has been represented by independent counsel (or has had the opportunity to consult with independent counsel and has declined to do so); (B) has had the full right and opportunity to consult with Holder’s attorneys and other advisors and has availed itself of this right and opportunity; (C) has carefully read and fully understands the Merger Agreement and this Letter of Transmittal and the other Transmittal Documents in their entirety and has had them fully explained to it by such counsel; (D) is fully aware of the contents hereof and the meaning, intent and legal effect thereof; and (E) is competent to execute this Letter of Transmittal and the other Transmittal Documents and has executed this Letter of Transmittal and the other Transmittal Documents free from coercion, duress or undue influence.

2. Escrow and Indemnification. Holder acknowledges, covenants and agrees that: (a) Pursuant to Section 1.14 of the Merger Agreement, four percent (4%) of the Merger Consideration Shares (as set forth in the Merger Agreement, the “Escrow Shares”), together with any dividends, distributions or other income thereon (the Escrow Shares together with any such dividends, distributions or other income, as set forth in the Merger Agreement, the “Escrow Property”), will be held in escrow for a period of eighteen (18) months after the Closing Date (the “Escrow Period”) (subject to amounts retained in escrow thereafter for then pending claims) and shall serve as security for, and a source of payment of, the indemnification rights of the Purchaser, the Purchaser Representative, their respective affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (collectively, the “Indemnified Parties”) pursuant to Article VI of the Merger Agreement, and consequently, Holder’s Pro Rata Share (as defined in the Merger Agreement) of the Escrow Shares and any other Escrow Property will be held in escrow in accordance with the Merger Agreement and the Escrow Agreement to be entered into in connection with the Merger Agreement; and Holder, if a holder of Company Shares, will be required to provide several indemnification to the Indemnified Parties for claims made during the Escrow Period to the extent of the Escrow Property then remaining in the escrow account.

3. Disposition of Company Shares and Company Warrants. Pursuant to the Merger Agreement, Holder hereby: (a) surrenders, cancels and terminates Holder’s Company Shares, if any, in exchange for Holder’s Pro Rata Share of the Merger Consideration Shares (net of any Escrow Shares), subject to the Merger Agreement and the Escrow Agreement; and (b) agrees that Holder’s Company Warrants, if any, will be surrendered, cancelled and terminated in accordance with the Merger Agreement and replaced with Replacement Purchaser Warrants. Holder hereby authorizes and instructs the Purchaser to (i) make entries in its register of members to record and give effect to the issue and allotment of the portion of Merger Consideration Shares (less the Escrow Shares) due to Holder as a result of the Merger, if any, in the name of and deliver to the address indicated below (unless otherwise instructed in Schedule 2 hereto), and (ii) replace Holder’s Company Warrants, if any, with Replacement Purchaser Warrants pursuant to the Merger Agreement.

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4. Appointment of Seller Representative to Act on Holder’s Behalf. By the execution and delivery of this Letter of Transmittal, Holder on behalf of itself and its successors and assigns, hereby agrees to the provisions of Section 10.15 of the Merger Agreement and irrevocably constitutes and appoints Zhengdong Zou in the capacity as the Seller Representative as set forth in the Merger Agreement, as the true and lawful agent and attorney-in-fact of Holder with full powers of substitution to act in the name, place and stead of thereof with respect to the performance on behalf of Holder to the extent set forth in Section 10.15 of the Merger Agreement; provided, that the Seller Representative shall have no authority to incur expenses or liabilities for or on behalf of the Holder exceeding the Holder’s Pro Rata Share of the Escrow Property.

5. Release of Claims. In consideration of the receipt of its Pro Rata Share of the Merger Consideration Shares and/or the Replacement Warrant, Holder, intending to be legally bound, effective as of the Effective Time hereby releases and discharges the Company and its affiliates and their respective directors, officers, employees, agents, representatives, successors and assigns (collectively, “Releasees”) fully, finally and forever, from all and any manner of claims, actions, rights, causes of actions, suits, obligations, liabilities debts, due sums of money, agreements, promises, damages, judgments, executions, accounts, expenses, costs, attorneys’ fees and demands whatsoever, whether in law, contract or equity, whether known or unknown, matured or unmatured, foreseen or unforeseen, arising out of events existing or occurring contemporaneously with or prior to the Effective Time, in each case, in Holder’s capacity as a shareholder, warrant holder or option holder of the Company (or its precedessors) or otherwise relating to Holder’s acquisition, ownership, control or sale of Company Shares, Company Warrants or Company Options; provided, that nothing contained herein shall operate to release (i) any liabilities of a Releasee based upon, arising out of or relating to, without duplication, this Letter of Transmittal or any of the other Transmittal Documents, the Merger Agreement, or any of the Ancillary Documents or (ii) the Company for Fraud Claims made by the Purchaser against the Company under the Merger Agreement for which Holder has any responsibility beyond the Escrow Property. Holder hereby irrevocably covenants to refrain from, directly or indirectly asserting, commencing or instituting any cause of action, suit or claim of any kind against any Releasee based upon any matter intended or purported to be released hereby. This release may not be altered except in a writing signed by the person or entity against whose interest such change shall operate. This release shall be governed by and construed under the laws of the State of New York, without regard to principals of conflicts of law.

6. Confidentiality. Holder hereby agrees for a period of two (2) years from and after the date hereof to, and to cause Holder’s Representatives to: (i) treat and hold in strict confidence any Company Confidential Information (as defined in the Merger Agreement), and not use for any purpose (except in connection with the consummation of the transactions contemplated by this Letter of Transmittal, the Merger Agreement or the Ancillary Documents, performing its obligations hereunder or thereunder or enforcing its rights hereunder or thereunder), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Company Confidential Information without the Company’s and the Purchaser’s prior written consent; and (ii) in the event that Holder or any of Holder’s Representatives becomes legally compelled to disclose any Company Confidential Information, (A) provide the Company and the Purchaser with prompt written notice of such requirement so that the Company and the Purchaser may seek a protective order or other remedy or waive compliance with this Section 6 and (B) in the event that such protective order or other remedy is not obtained, or the Company and the Purchaser waive compliance with this this Section 6, furnish only that portion of such Company Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Company Confidential Information. Notwithstanding the foregoing, in this event that Holder is already subject to confidentiality obligations to the Company which are in effect as of the Closing Date which provide that such confidentiality obligations are the sole confidentiality provisions with respect to the Company applicable to Holder, then those confidentiality obligations will apply to Holder in lieu of the provisions of this Section 6.

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IMPORTANT — HOLDERS SIGN HERE

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on share certificate(s), warrants and/or on a security position listing or by person(s) authorized to become registered holder(s) as evidenced by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 2.)

Method of delivery of the certificate(s) is at the option and risk of the Holder. See Instruction 1.

Signature(s): ___________________________________________________________________________

Print Name: ____________________________________________________________________________

Title (if signing on behalf of an entity Holder): __________________________________________________

Mailing Address: ________________________________________________________________________

Area Code and Telephone Number: __________________________________________________________

Email Address: _____________________________________________________________________

Dated:                        , 2017

GUARANTEE OF SIGNATURE(S)

(See Instruction 2)

Complete ONLY if required by Instruction 2.

FOR USE BY ELIGIBLE INSTITUTION ONLY.

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Firm: ________________________________________________________________

By: _________________________________________________________________

Title: ________________________________________________________________

Date: ________________________________________________________________

Address _______________________________________________________________

_______________________________________________________________

_______________________________________________________________

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Schedule 1 Holder Company Securities
Names(s) and Address(es) of Registered Owner(s) (Please fill in, if blank, exactly as name(s) appear(s) on the records of the Company)	Company Shares (Attach additional list if necessary)
	Company Certificate Number(s) _________________ _________________ _________________	Number and Class of Company Shares _______________________________ _______________________________ _______________________________
Names(s) and Address(es) of Warrant Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on warrant documentation)	Company Warrants (Attach additional list if necessary)
	Company Warrant Number(s) _________________ _________________ _________________	Number and Class of Shares Purchasable under Company Warrants _______________________________ _______________________________ _______________________________

*	If any certificate(s) representing Company Shares that you own or Company Warrants representing your right to purchase Company Shares have been lost or destroyed, check this box and see Instruction 6. Please fill out the remainder of this Letter of Transmittal and:

1.	Indicate here the number and class of Company Shares represented by the lost or destroyed certificates:

(number and class of Company Shares);

2.	Indicate here the number and class of Company Shares purchasable pursuant to the lost or destroyed Company Warrants

(number and class of Company Shares underlying Company Warrants)

Schedule 2

Special Issuance and Delivery Instructions

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2 and 3)

To be completed ONLY if the Pro Rata Share of Merger Consideration Shares or Replacement Purchaser Warrants are to be issued in the name of someone other than the undersigned Holder.

Holder Company Securities to which the Special Issuance Instruction applies (must match at least one of the Holder Company Securities listed on Schedule 1):

______________________________________________

______________________________________________

______________________________________________

Issue to:

Name:
                                     (Please Print)

Address:

  (Include Zip Code)

         (Tax Identification or Social Security No.)

If the above space is inadequate, please note that fact above and continue on a separate attachment

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2 and 3)

To be completed ONLY if the physical copies of the new certificates for the Pro Rata Share of Merger Consideration Shares or the Replacement Purchaser Warrants are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above.

Holder Company Securities to which the Special Delivery Instruction applies (must match at least one of the Holder Company Securities listed on Schedule 1):

______________________________________________

______________________________________________

______________________________________________

Deliver to:

Name:
                                     (Please Print)

Address:

  (Include Zip Code)

If the above space is inadequate, please note that fact above and continue on a separate attachment

Exhibit A

Form of Lock-Up Agreement

TO BE COMPLETED BY ALL HOLDERS

[Complete attached Form Lock-Up Agreement]

Exhibit B

Form of Registration Rights Agreement

TO BE COMPLETED BY ALL HOLDERS

[Complete attached Form Registration Rights Agreement]

Exhibit C-1

IRS Form W-9

TO BE COMPLETED BY ALL U.S. HOLDERS

(See Instruction 4)

[Complete attached Form W-9]

Exhibit C-2

Form W-8BEN

TO BE COMPLETED BY ALL NON-U.S. HOLDERS

(See Instruction 4)

[Complete attached Form W-8BEN]

Exhibit D

Form of Stock Power

TO BE COMPLETED BY HOLDERS OF COMPANY SHARES
WHERE THE LETTER OF TRANSMITTAL IS NOT SIGNED BY THE
REGISTERED OWNER OF THE STOCK CERTIFICATE(S)

(See Instruction 2)

[Complete attached Form Stock Power]